SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported):  March 30, 2006
                  --------------

                           WESTSIDE ENERGY CORPORATION
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             (Exact name of registrant as specified in its Charter)

     Nevada                         0-49837                88-0349241
(State or other                 (Commission File         (IRS Employer
jurisdiction of Incorporation)      Number)           Identification Number)


4400 Post Oak Parkway, Suite 2530, Houston, Texas                77027
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number,
including area code:   713/ 979-2660
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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.

         On March 30, 2006, Westside Energy Corporation (the "Company") issued a press release giving an operational update regarding the Company's business. A copy of this press release is attached to this Form 8-K as Exhibit 99.1. This information is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD. Any information in this report supercedes inconsistent or outdated information contained in earlier Regulation FD disclosures.

Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number      Exhibit Title

99.1 Press Release of Westside Energy Corporation dated March 30, 2006 entitled " Westside Energy Provides Operational Update; Company has Two Rigs Contracted for its Account; Board of Directors Approves 2006 Capital Program of $18 Million."

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                WESTSIDE ENERGY CORPORATION
                                (Registrant)

Date: March 30, 2006            By:  /s/ Jimmy D. Wright
                                     --------------------
                                Jimmy D. Wright,
                                Chief Executive Officer